                                  EXHIBIT 10.23

                  AMENDMENT NO. 5 TO MASTER AGREEMENT TO LEASE

      This Amendment No. 5 (hereinafter "5th Amendment") is made to that certain Master Agreement to Lease between National Health Investors, Inc. ("Landlord" or "NHI") and National HealthCare Corporation ("Tenant" or "NHC") dated October 17, 1991 (hereinafter "Master Lease") and is entered into on this the 27th day of December, 2005, to be effective January 1, 2007.

      PRELIMINARY STATEMENTS:

      A. WHEREAS, pursuant to the terms of the Master Lease, National HealthCare Corporation ("NHC") has leased certain licensed nursing centers, assisted living or retirement facilities in forty-one geographical locations (hereinafter "Leased Property" or "Leased Properties") as identified on Exhibit A to said Master Lease; and

      B. WHEREAS, the Master Lease contains a provision for a five year "Second Renewal Term" which shall commence on January 1, 2007; and

      C. WHEREAS, the parties, by Independent Directors Committees, have entered into negotiations and now finalized the terms and conditions of the Second Renewal Term; and

      D. WHEREAS, the parties have heretofore deleted from the terms of the Master Lease two (2) Leased Properties, namely NHC HealthCare, Nashville and NHC HealthCare, Dawson Springs;

      NOW, THEREFORE, IN CONSIDERATION OF THE PREMISES the parties do hereby amend the Master Lease as follows:

      1. Section 1.03 is amended as follows:

      1.03 Term. "Second Renewal Term" shall mean a fifteen year term commencing on January 1, 2007, which Second Renewal Term is hereby exercised by Tenant and accepted by Landlord. Additionally, Tenant shall have the option to renew the Master Lease for three (3) further five-year terms commencing January 1, 2022 (the "Third Renewal Term"), January 1, 2027 (the "Fourth Renewal Term"), and January 1, 2032 (the "Fifth Renewal Term") for the Base Rent as described in
Section 2.01.01(b). Finally, six months written notice in advance must be given by NHC to NHI to exercise the Third, Fourth and Fifth Renewal Terms as described above, prior to the expiration of the then term; Tenant may not renew any successive renewal term if it is in default under the Master Lease or any amendments thereto.

      2. Section 2.01.01 shall be deleted in its entirety with the following to be substituted in lieu thereof:

      2.01.01(a) Base Rent During Second Renewal Term. The total Base Rent for all Leased Properties during the Second Renewal Term shall aggregate $33,700,000 as allocated among the various Leased Properties by a schedule attached to this 5th Amendment as Schedule A-2.

      2.01.01(b) Base Rent During Third, Fourth and Fifth Renewal Terms. The Base Rent for each Leased Property during the Third, Fourth and Fifth Renewal Terms shall be the then Fair Rental Value of such Leased Property as negotiated between the parties, and determined without including any value attributable to any improvements to the Leased Property, voluntarily made by Tenant at its expense.

      3. Article 2 specifically and the Master Lease in general is hereby amended by deleting all references to the term "Assumed Mortgage Debt Service Rent."

      4. Section 2.06 is deleted in its entirety with the following being substituted in lieu thereof:

      2.06 Percentage Rent. In addition to the Base Rent with respect to each Lease Year after 2007, Tenant shall pay Landlord Percentage Rent ("Percentage Rent") in accordance with this Section 2.06 equal to 4% of the amount by which the Gross Revenues (as defined in Article 2.06.01) of each Leased Property in the applicable Lease Year exceeds the Gross Revenues of such Leased Property during 2007.

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

      5. Article 6 is hereby amended by the addition of the following Section 6.05:

      6.05 Hiring Each Other's Employees. Landlord and its affiliates agree that they will not induce by personal contact or personally initiated third party contact with any employee of NHC (other than Andrew Adams) or its affiliates to leave the employment of NHC or affiliates, without the express written consent of NHC or its affiliates.

      6. Section 9.02 is hereby amended by the deletion of reference to "Assumed Mortgage Debt" and additionally in subparagraph (a) the deletion of a reference to "3% per annum" and the deletion of the year "1992", with the substitution therein of "4% per annum" and the year of "2007," respectively.

      7. Article 13 is hereby amended by adding the following as 13.01.01:

      13.01.01 Management Contracts. Landlord agrees to offer Tenant a Right of First Refusal on any properties on which it intends to retain a third party manager in any county where Landlord leases projects to Tenant. This offer may be made no more than sixty (60) days in advance of potential management changeover. Tenant has ten (10) business days to accept or reject the offer. If rejected and if Landlord has received a management contract offer from a third party with any different economic terms, NHI will give NHC five (5) days from receipt of written notification sent by certified mail to accept same on identical terms and conditions. Failure by Tenant to respond will be deemed a denial by Tenant.

      8. Article 13 is hereby amended by adding the following as Section 13.02:

      13.02 Right of First Refusal on NHI Development Projects. Landlord and Tenant do hereby agree that NHI will extend to NHC a Right of First Refusal on NHI Development Projects in any county in which NHC now operates or manages a NHC Health Care Center, in accordance with the definitions and terms of this Right of First Refusal Procedure as hereinafter set forth.

      A.    RIGHT OF FIRST REFUSAL PROCEDURES shall mean the following:

            (i) Upon NHI delivering a Written Offer to NHC on a NHI Development Project, NHC shall have ten (10) business days from receipt of a certified mailing to accept or reject the Written Offer by written instrument. The failure of NHC to accept or reject the Written Offer by the normal close of business on the tenth (10) business day from the date of receipt shall be deemed a rejection thereof.

            (ii) Subsequently if NHI has a third party offer, which it is willing to accept and which changes in any economic manner the terms of the original Written Offer, then NHI must re-offer the Written Offer on the changed terms and conditions to NHC, which shall have five business days from the receipt by Tenant of the certified mailing to accept or reject in writing the changed terms. A failure to accept or reject in writing by the close of business on the fifth business day from the date of receipt shall be deemed a rejection.

      B.    DEFINITIONS.

            (i) "NHI DEVELOPMENT PROJECT(S)" shall mean the development of skilled or intermediate nursing centers, assisted living facilities and/or independent living projects on which NHI or its affiliates have purchased or contracted for property, architectural plans and/or a finalized construction contract, which NHI then offers to sell to or finance for a third party operator.

            (ii) "NHC HEALTH CARE CENTER(S)" means any licensed skilled or intermediate nursing center, assisted living facility or independent living units free-standing or attached to either an assisted living, skilled, or intermediate nursing facility owned or managed by NHC.

            (iii) "WRITTEN OFFER" means a written transmittal, sent by certified mail by NHI to NHC, which states the definitive terms upon which NHI would engage in a sale-leaseback or mortgage financing of a NHI Development Project, which definitive offer must include at the very least a) the total purchase price or amount financed, b) the rate of interest or lease payment amount, c) a term of years for the lease and/or mortgage, and d) a description of the NHI Development Project, including square footage, number of beds, apartments or units and, to the extent that it is then known by NHI, a physical address.

      C.    PENALTY.

            Should either party breach this Right of First Refusal then it agrees to reimburse the other party reasonable attorneys' fees, costs and expenses incurred by it in a successful enforcement action brought by one party against the other.

      9. Section 18.01 is hereby amended by deleting the notice names and addresses and substituting the following in lieu thereof:

       If to Tenant:                   National HealthCare Corporation
                                       100 Vine Street, Suite 1400
                                       Murfreesboro, TN  37130

       With a copy to:   Office of General Counsel
                                       National HealthCare Corporation
                                       100 Vine Street, Suite 1400
                                       Murfreesboro, TN  37130

       If to Landlord:                 National Health Investors, Inc.
                                       750 South Church Street, Suite B
                                       Murfreesboro, TN  37130

      10. Section 18.17 (Guarantee Fee Credit) is hereby deleted in its entirety.

      11. Section 18.25 is hereby added as follows:

            18.25 Amendments to Master Lease Agreement Incorporated. The amendments to the provisions of the Master Lease Agreement provided for herein are hereby incorporated in and made a part of each short-form Lease Agreement of the Leased Property.

      12. Schedule A is amended by deletion of the original Schedule A and the substitution of the attached Schedule A-1 in lieu thereof:

      IN WITNESS WHEREOF, the parties have executed this 5th Amendment as of the date set forth above.

                           NATIONAL HEALTH INVESTORS, INC.

                           By: /s/ W. Andrew Adams
                               W. Andrew Adams, President

                           NATIONAL HEALTHCARE CORPORATION

                           By: /s/ R. Michael Ussery
                               R. Michael Ussery, Sr. V.P., Operations
Witnessed by:

/s/ Barbara Harris
Barbara Harris

                                  Schedule A-1

Tennessee Centers:

NHC HealthCare, Athens
1204 Frye Street
Athens, TN  37303

NHC HealthCare, Chattanooga
2700 Parkwood Avenue
Chattanooga, TN  37404-1729

NHC HealthCare, Columbia
101 Walnut Lane
Columbia, TN  38401

NHC HealthCare, Dickson
812 N. Charlotte Street
Dickson, TN  37055

NHC HealthCare, Franklin
216 Fairground Street
Franklin, TN  37064

NHC HealthCare, Hendersonville
370 Old Shackle Island Road
Hendersonville, TN  37075

NHC HealthCare, Hillview
2710 Trotwood Avenue
Columbia, TN  38401

NHC HealthCare, Johnson City
3209 Bristol Hwy.
Johnson City, TN  37601

NHC HealthCare, Knoxville
809 E. Emerald Avenue
Knoxville, TN  37917

NHC HealthCare, Lewisburg
1653 Mooresville Hwy.
Lewisburg, TN  37091

NHC HealthCare, McMinnville
928 Old Smithville Road
McMinnville, TN  37110

NHC HealthCare, Milan
8017 Dogwood Lane
Milan, TN  38358

NHC HealthCare, Oakwood
244 Oakwood Drive
Lewisburg, TN  37091

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

NHC HealthCare, Pulaski
992 E. College Street
Pulaski, TN  38478

NHC HealthCare, Scott
2380 Buffalo Road
Lawrenceburg, TN  38464

NHC HealthCare, Sequatchie
405 Dell Trail
Dunlap, TN  37327

NHC HealthCare, Smithville
825 Fisher Avenue
Smithville, TN  38068

NHC HealthCare, Somerville
308 Lake Drive
Somerville, TN  38068

NHC HealthCare, Sparta
34 Gracey Street
Sparta, TN  38583

NHC HealthCare, Springfield
608 8th Avenue East
Springfield, TN  37172

Missouri Centers:

NHC HealthCare, Desloge
801 Brim Street
Desloge, MO  63601

NHC HealthCare, Joplin
2700 E. 34th Street
Joplin, MO  64804

NHC HealthCare, Kennett
1120 Falcon Drive
Kennett, MO  63857-0696

NHC HealthCare, Maryland Heights
2920 Fee Fee Road
Maryland Heights, MO  63043

NHC HealthCare, St. Charles
35 Sugar Maple Lane
St. Charles, MO  63303

Florida Centers:

NHC HealthCare, Hudson
7210 Beacon Woods Drive
Hudson, FL  34667

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

NHC HealthCare, Merritt Island
500 Crockett Blvd.
Merritt Island, FL  32953

NHC HealthCare, Plant City
701 North Wilder Road
Plant City, FL  33566

NHC HealthCare, Stuart
800 SE Central Pkwy.
Stuart, FL  34994

Kentucky Centers:

NHC HealthCare, Glasgow
Homewood Blvd.
Glasgow, KY  42141

NHC HealthCare, Madisonville
419 North Seminary Street
Madisonville, KY  42431

South Carolina Centers:

NHC HealthCare, Anderson
1501 East Greenville Street
Anderson, SC  29621

NHC HealthCare, Greenwood
437 East Cambridge Avenue
Greenwood, SC  29646

NHC HealthCare, Laurens
379 Pinehaven Street Ext.
Laurens, SC  29360-1259

Alabama Centers:

NHC HealthCare, Anniston
2300 Coleman Road
Anniston, AL  36207

NHC HealthCare, Moulton
300 Hospital Street
Moulton, AL  35650

Georgia Center:

NHC HealthCare, Rossville
1425 McFarland Avenue
Rossville, GA  30741

Virginia Center:

NHC HealthCare Bristol
245 North Street
Bristol, VA  24201

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

Retirement Centers:

Colonial Hill Retirement Center
3207 Bristol Hwy.
Johnson City, TN  37601

Lake St. Charles Retirement Center
45 Honey Locust Lane
St. Charles, MO  63303

Parkwood Retirement Apartments
2700 A Parkwood Avenue
Chattanooga, TN  37404
                                       7

                                  Schedule A-2

National HealthCare Corporation           12/21/05
Allocation of NHI Rent

                                     Allocation of
                                       2007 Rent
-------------------------------      -------------
Anderson                              3,349,719.74
Anniston                              1,152,192.65
Athens                                  734,407.98
Bristol                                 635,019.65
Chattanooga                           1,215,050.09
Columbia                                172,785.15
Desloge                                 179,760.94
Dickson                               2,645,528.43
Franklin                                321,726.88
Glasgow                               1,180,434.81
Greenwood                               899,691.97
Hendersonville                          807,860.06
Hillview                                519,597.79
Johnson City                            708,580.13
Joplin                                  635,617.43
Kennett                                 367,561.80
Knoxville                               788,343.12
Laurens                               1,545,509.57
Lewisburg                               802,685.74
Madisonville                            402,937.31
Maryland Heights                        251,289.76
McMinnville                           1,134,503.59
Milan                                   881,207.66
Moulton                                 890,546.86
Oakwood                                 461,469.35
Pulaski                                 915,841.10
Rossville                               606,830.82
Scott                                   333,339.08
Sequatchie                              742,468.21
Smithville                              827,233.22
Somerville                              638,087.76
Sparta                                  227,094.55
Springfield                             680,871.68
St. Charles                             100,000.00
Colonial Hill Ret.                      335,208.65
Lake St. Charles                        848,018.77
Parkwood Ret.                             8,977.69
Bayonet Point                         1,325,000.00
Merritt Island                        1,500,000.00
Parkway                               1,300,000.00
Plant City                              627,000.00
                                     -------------
Grand Total                          33,700,000.00
                                     =============